Investor Presentation

March 2006

            Certain statements in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in the Company’s filings with the SEC and this presentation. The
Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Company Overview

The Leading community bank on California’s
Central Coast

Headquartered in Paso Robles, CA with $490
million in assets as of December 31, 2005

Covering the growing markets of San Luis
Obispo and Northern Santa Barbara Counties

Heritage is Focused on Building Core Deposit Relationships

Santa Rosa
Sacramento
Stockton
San Francisco
Modesto
San Jose
Yosemite N.P.
Sierra National Forest
CALIFORNIA
Salinas
Fresno
Visalia
Tonopah
Death Valley National Park
Bakersfield
Santa Maria
Los Padres National Forest
Oxnard
Los Angeles
Long Beach
Riverside
Hearst San Simeon State Historical Monument
Paso Robles
Cambria
Templeton
Atascadero
SAN LUIS OBISPO
Cayucos
Estero Bay
Morro Bay
Los Osos
San Luis Obispo
Pismo Beach
Arroyo Grande
Grover Beach
Oceano
San Luis Obispo Bay
Nipomo
Twitchell Reservoir
Guadalupe
Santa Maria

HERITAGE OAKS BANCORP

Source: SNL Securities

Market Areas: Branch Locations

11 Branches

Operating in California’s “Sweet Spot”

Market Areas: Distinct Markets

  Our Growing Home Market – Three Branches

                                Paso Robles to Atascadero

  The Progressive Village – Two Branches

                                San Luis Obispo

  The Gold Coast – Two Branches Cambria to

                                Morro Bay, One Branch in Arroyo Grande

  Sideways Country – Three Branches

                                Northern Santa Barbara County

Heritage is Capitalizing on Market Diversity and Poised for Growth

Market Areas: Our Growing Home Market

Paso Robles, Templeton and Atascadero

                              Small town environment with transitioning culture and
                                diversifying industry

                              A pocket of “relatively” affordable housing and one of
                                California’s least populated Coastal areas

                              Halfway between San Francisco and Los Angeles on
                                US101 and on the main Hwy 46 corridor to the coast
                                from rapidly growing Fresno and Bakersfield

Heritage Oaks had 23% Market Share in Paso Robles at June 2005

Market Areas: Our Growing Home Market

Paso Robles - The Next Napa

  What the world’s top wine critic says about Paso Robles:

                                “… there is vast untapped potential in the limestone
                                hillsides west of California Route 101. ”

                                “…a stunning wine that showcases the magnificent
                                fruit that emerges from some of the vineyards planted
                                on Paso Robles’ limestone ridges”

                                 - Robert M. Parker, Jr.

                                       The Wine Advocate

The Wine Industry has Sparked Commercial Development and Lending

Market Areas: The Progressive Village

San Luis Obispo

                              California State Polytechnic University – Tops in the
                                Nation and the CA State University System

                              Active Real Estate Market – A highly attractive mix
                                of Culture, Country and Coast

                              Dynamic environment of growth and cultural evolution

Heritage Effectively Competing in an “Over-Banked” Market by Earning

the Fierce Loyalty of Clients through World-Class Service

Market Areas:  The Gold Coast

Cambria, San Simeon, Morro Bay, Pismo
Beach and Arroyo Grande

                              Some of the finest and most underdeveloped and
                                accessible coastline left in California

                              At the ocean terminus of Hwy 46 from the Central
                                Valley, these enclaves have attracted investment by
                                many living in growing Fresno, Bakersfield and other
                                Valley communities

Necessary Ingredients Intact for Economic Transition and Development

Market Areas: Sideways Country

Santa Maria

                              Combination of family communities, resort
                                destinations and agricultural zones

                              Largest developable coastal area in the region

         Santa Maria is the largest city in the Central Coast
                                region

This Market Presents Market Share and Market Extension Opportunities
in Both Business and Retail Client Relationships

Source: SNL Securities and FDIC

Deposit

Deposit

June

Market

Pro

June

Market

1998 Rank

Institution

Share

Forma

2005 Rank

Institution

Share

1

Mid-State Bank*

21.1%

24.1%

1

Mid-State Bank

21.5%

2

Bank of America

19.4%

2

Washington Mutual

17.2%

3

Washington Mutual*

15.0%

23.2%

3

Bank of America

16.2%

4

Home Savings*

8.2%

4

Heritage Oaks Bank

7.9%

5

Wells Fargo

5.5%

5

Wells Fargo

7.5%

6

CalFed

5.4%

6

First Bank of SLO

5.8%

7

First Bank of SLO

5.1%

7

Santa Lucia Bank

4.4%

8

Heritage Oaks Bank*

4.0%

5.9%

8

Los Padres Bank

3.5%

9

Los Padres Bank

3.8%

9

Coast National Bank

3.5%

10

Santa Lucia Bank

3.4%

10

San Luis Trust

3.3%

11

Bank of Santa Maria*

3.0%

11

Downey Savings

3.1%

12

Union Bank

2.0%

12

Mission Community

2.7%

13

Westamerica*

1.9%

13

Citibank

1.8%

14

Coast National Bank

1.8%

14

Union Bank

1.6%

15

Mission Community Bk

0.5%

* Mid-State Bank acquired Bank of Santa Maria; Washington Mutual acquired Home Savings; Heritage Oaks acquired Westamerica's in-market branches

Heritage has Achieved Growth in a Competitive Environment

Deposit Market Share (June 1998 vs. June 2005)
San Luis Obispo County

2005 YTD Financial Highlights

Net income increased 45% to $6.6 million

Revenues increased 21% to $30.1 million

Net interest margin improved 68 basis points to 5.78%

Pre-tax income rose 46% to $10.7 million

Return on average equity was 16.06% and return on
average assets was 1.38%

Net loans increased 8% to $363 million

Non-performing loans were just 0.01% of total loans

Non-interest demand deposits increased 14% to $164
million                                 Compared to YTD 2004 results

Heritage Oaks, Earning the Respect of Our Community, Clients,
Employees and Shareholders Alike

Construction
and Land
21%
Multifamily
1%
Equity
& HELOC
4%
Consumer
1%
1-4 Family
1%
Commercial
16%
Commercial
RE
56%

Net C/O % Average Loans
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.01%
0.44%
0.12%
-0.03%
0.10%
0.08%
0.02%
1999
2000
2001
2002
2003
2004
2005

HERITAGE OAKS BANCORP

Prime-Based Lending Contributes to an Asset Sensitive Balance Sheet

Loan Portfolio at December 2005

% of

Re-Pricing

Balance

Total

< 1 Year

218,619

$

59%

1-3 Years

92,926

25%

3-5 Years

42,315

11%

> 5 Years

14,273

4%

368,133

$

100%

Non-performing Loans

54

$

% Gross Loans

0.01%

Gross Loans

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	1999	2000	2001	2002	2003	2004	2005
Prime Rate	8.50%	9.50%	4.75%	4.25%	4.00%	5.25%	7.25%
Yield EA	8.71%	9.62%	8.43%	6.45%	5.95%	5.95%	6.93%
COF	2.12%	2.68%	1.96%	1.35%	1.09%	0.82%	1.15%
Net Int Margin	6.42%	6.78%	6.43%	5.04%	4.82%	5.10%	5.78%

CDs <100
16%
CDs >100
4%
Demand
39%
Money
Market/Savings
29%
NOW
12%

HERITAGE OAKS BANCORP

Deposit Mix at December 2005

Increasing Margins

An 0.87% Average Cost of Deposits for 2005

80% of Deposits are Low-Cost

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,244
$2,346
$2,735
$3,596
$4,584
$6,637
2000
2001
2002
2003
2004
2005

$1.50
$1.00
$0.50
$0.00
$0.45
$0.46
$0.52
$0.67
$0.71
$1.01
2000
2001
2002
2003
2004
2005

85%
80%
75%
70%
65%
60%
55%
50%
81.6%
74.2%
72.5%
69.2%
67.1%
68.9%
62.0%
1999
2000
2001
2002
2003
2004
2005

HERITAGE OAKS BANCORP

       Net Income

24.2%

CAGR

2000-2005

($ in thousands)

17.6%

CAGR

2000-2005

Diluted EPS

Efficiency Ratio

Heritage Oaks has Delivered Shareholder Value through Performance

$135,000
$120,000
$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$18,595
$21,744
$33,056
$31,372
$64,881
$79,413
$127,756
1999
2000
2001
2002
2003
2004
2005

$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$4.60
$6.93
$6.71
$10.58
$13.21
$20.50
2000
2001
2002
2003
2004
2005

HERITAGE OAKS BANCORP

Market Capitalization and Stock Price
   (Adj. for Stock Dividend Activity)

At December 31

($ in thousands)

34.8%

CAGR

2000-2005

42.5%

CAGR

2000-2005

Growth in Earnings has Resulted in a Deserved Valuation

Financial Targets

By Serving the Best Interests of our Clients, We are committed to being the Best Community Bank in California

200

5

Q4

200

4

Q

4

2005

YTD

2004

YTD

2007

Targets

Return on Average Assets

1.

47

%

1.

18

%

1.

38

%

1.

02

%

1.50%

Return on Average Equity

16.38

%

1

4.77

%

16.06

%

13.15

%

20.00%

Efficiency Ratio

6

0

.6

5

%

6

7

.

64

%

6

2.04

%

6

8.93

%

<60.00%

Leverage Ratio

9

.

4

8%

8.34%

Tier 1 Risk

-

Based Capital Ratio

1

1.01

%

9.78%

Total Risk

-

Based Capital Ratio

11.96

%

10.65%